Exhibit 10.7

INDEMNIFICATION AGREEMENT

This Agreement is made and entered into on the 4th day of December, 2015 by Lazarus Refining & Marketing, LLC, a Delaware limited liability company (“Debtor”), Blue Dolphin Energy Company, Lazarus Energy LLC, a Delaware limited liability company, Lazarus Energy Holdings LLC, a Delaware limited liability company, and Jonathan Pitts Carroll, Sr. (collectively on a joining and several basis, “Guarantor”, whether one or more) for the benefit of Sovereign Bank (“Lender”) in connection with that certain loan from Lender to Debtor in the original principal amount of $10,000,000.00 (the “Loan”).  The Loan is secured by (i) a second lien Deed of Trust, Mortgage, Security Agreement, Assignment of Rents, Financing Statement and Fixture Filing made by Lazarus Energy to Robert Blount, as Trustee, for the benefit of Lender, and (ii)  a first lien Leasehold Deed of Trust, Mortgage, Security Agreement, Assignment of Rents, Financing Statement and Fixture Filing made by Debtor to Robert Blount, as Trustee, for the benefit of Lender (collectively, the “Deed of Trust”) on real property more particularly described on Exhibit “A” attached hereto and made a part hereof for all purposes (the “Property”).

Debtor and Guarantor represent and warrant that, with the exception of the matters revealed by the Phase I and Phase II environment assessments previously delivered to Lender (the “Report”), the following statements are true:

(1) No industrial activities that could have resulted in environmental contamination of the Property have occurred on the Property to Debtor’s or Guarantor’s knowledge, including without limitation, storage, treatment or disposal of hazardous substances;

(2) Other than the Report, no report, analysis, study or other document identifies any harmful or friable asbestos or hazardous contaminants on the Property to Debtor’s or Guarantor’s knowledge; and

(3) the Property contains no harmful or friable asbestos, hazardous wastes or other hazardous substances to Debtor’s or Guarantor’s knowledge.

At its sole cost and expense, Debtor and Guarantor shall comply with all federal, state and local laws, regulations and orders with respect to the discharge and removal of hazardous or toxic substances, pay immediately when due the cost of removal of any such substances, and keep the Property free of any lien imposed pursuant to such laws, regulation and orders, regardless of whether such toxic substances were introduced to the Property prior to or after Debtor’s ownership and control of the Property.  In addition, Debtor shall not install or permit to be installed in the Property any friable asbestos or any substance containing asbestos and deemed hazardous by applicable federal, state and local laws, regulations and orders.  In addition to the remedies set forth elsewhere in the Deed of Trust or other collateral documents concerning the Loan herein secured as to default by Debtor, Lender may cause the Property to be freed from the hazardous wastes, contaminants or asbestos, and in such event, the cost of the removal shall be secured by the Deed of Trust, shall be payable by Debtor on demand and shall bear interest at the default interest rate provided in the Promissory Note secured by the Deed of Trust from the date advanced until paid.  Debtor shall give to Lender and its agents and employees access to the Property for such purpose, and hereby grants to Lender a license to remove the hazardous wastes, contaminants or asbestos from the Property.  Debtor and Guarantor shall indemnify, defend and hold Lender harmless from and against any and all liability, loss or damage (including, without limitation, reasonable attorneys’ fees and costs incurred in the investigation, defense and settlement of claims) that Lender may incur as a result of or in connection with the assertion against Debtor or Guarantor of any claim relating to the presence or removal of any hazardous wastes, contaminants or asbestos from the Property, or relating to compliance with any applicable federal, state or local laws, regulations or orders relating thereto.

Debtor and Guarantor warrant and represent that to their knowledge there are no toxic wastes or hazardous substances in the building materials used to construct the improvements located on the Property, and that Debtor and Guarantor shall indemnify and hold Lender harmless from any and all claims, costs or expenses (including defense costs and reasonable attorneys’ fees) arising out of, relating to or in any manner connected with the breach of any such warranty or representation and all such claims, costs or expenses that Lender may incur as a result of or in connection with any presence of or removal of any hazardous wastes, contaminants, or asbestos from the Property, regardless of whether such conditions are or are not caused by or within the control of the Debtor or whether such conditions became present at a time when the Debtor was not the owner or in control of the Property.  Further, Debtor and Guarantor shall indemnify and hold the Property and Lender free from any and all claims, costs or expenses (including defense costs and reasonable attorneys’ fees) arising out of, relating to, or in any manner connected with any toxic wastes, brought onto or made on the Property by Debtor, its agents, employees, invitees, partners, or tenants, their agents, employees or invitees.  Debtor and Guarantor agree that any violation of Debtor’s or Guarantor’s warranties in this paragraph will entitle Lender to specific performance or any other remedy available at law and parties agree that any applicable statute of limitations is hereby tolled from date of execution hereof until Lender has actual knowledge of any such violation of warranty.

Debtor and Guarantor agree to maintain the Property in compliance with and perform due diligence to bring the Property into compliance with the Americans with Disabilities Act of 1990 and all other state, federal and local laws concerning accessibility to disabled and handicapped individuals (“ADA Statutes”).  Debtor and Guarantor shall indemnify, defend and hold Lender harmless from and against any and all liability, loss or damage (including, without limitation, reasonable attorneys’ fees and costs incurred in the investigation, defense and settlement of claims) that Lender may incur as a result of or in connection with the assertion against Debtor or Guarantor of any claim relating to ADA Statutes or relating to compliance with ADA Statutes.  Debtor and Guarantor agree that any violation of Debtor’s or Guarantor’s warranties in this paragraph will entitle Lender to specific performance or any other remedy available at law and parties agree that any applicable statute of limitations is hereby tolled from date of execution hereof until Lender has actual knowledge of any such violation of warranty.

Debtor and Guarantor further agree that any violation of the agreements under this Indemnification Agreement will constitute an event of default with respect to the Loan.

Executed as of the date first above written.

DEBTOR:

Lazarus Refining & Marketing, LLC,

a Delaware limited liability company

By: Blue Dolphin Energy Company, a Delaware
corporation, its sole member

By: _________________________
Name: Jonathan Pitts Carroll, Sr.
Title: President

GUARANTORS:

____________________________
Jonathan Pitts Carroll, Sr.

Blue Dolphin Energy Company

By: _________________________
Name: Jonathan Pitts Carroll, Sr.
Title: President

Lazarus Energy LLC

By: Blue Dolphin Energy Company, a Delaware
corporation, its sole member

By: _________________________
Name: Jonathan Pitts Carroll, Sr.
Title: President

Lazarus Energy Holdings LLC

By: _________________________
Name: Jonathan Pitts Carroll, Sr.
Title: Member

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned, a Notary Public in and for the said County and State, on this day personally appeared Jonathan Pitts Carroll, Sr., President of Blue Dolphin Energy Company, a Delaware corporation, the Sole Member of Lazarus Refining & Marketing, LLC, a Delaware limited liability company, known to me to be the person whose name is subscribed to the foregoing document and acknowledged to me that he executed the same in the capacity therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ____________________, 2015.

_________________________________
NOTARY PUBLIC, State of Texas

My Commission Expires:

____________________

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned, a Notary Public in and for the said County and State, on this day personally appeared Jonathan Pitts Carroll, Sr., known to me to be the person whose name is subscribed to the foregoing document and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ____________________, 2015.

_________________________________
NOTARY PUBLIC, State of Texas

My Commission Expires:

____________________

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned, a Notary Public in and for the said County and State, on this day personally appeared Jonathan Pitts Carroll, Sr., President of Blue Dolphin Energy Company, a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing document and acknowledged to me that he executed the same in the capacity therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ____________________, 2015.

_________________________________
NOTARY PUBLIC, State of Texas

My Commission Expires:

____________________

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned, a Notary Public in and for the said County and State, on this day personally appeared Jonathan Pitts Carroll, Sr., President of Blue Dolphin Energy Company, a Delaware corporation, the Sole Member of Lazarus Energy LLC, a Delaware limited liability company, known to me to be the person whose name is subscribed to the foregoing document and acknowledged to me that he executed the same in the capacity therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ____________________, 2015.

_________________________________
NOTARY PUBLIC, State of Texas

My Commission Expires:

____________________

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned, a Notary Public in and for the said County and State, on this day personally appeared Jonathan Pitts Carroll, Sr., the Member of Lazarus Energy Holdings LLC, a Delaware limited liability company, known to me to be the person whose name is subscribed to the foregoing document and acknowledged to me that he executed the same in the capacity therein stated and for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ____________________, 2015.

_________________________________
NOTARY PUBLIC, State of Texas

My Commission Expires:

____________________

EXHIBIT A

LEGAL DESCRIPTION

Being a 56.309 ACRE TRACT situated George McPeters Survey, A-419, Wilson County, Texas. Said 56.309 ACRE TRACT is that tract conveyed by Bill Klingemann, Substitute Trustee, to Notre Dame Investors, Inc, by Substitute Trustee’s Deed, in Volume 1159 at Page 609, dated May 06, 2003 and is comprised of all the tract called 51.30 acres in conveyance from Leal Petroleum Corporation to American Petro Chemical Corporation recorded in Volume 842 at Page 705 and all of a tract called 5.000 acres in conveyance from Notre Dame Refining Corporation to American Petro Chemical Corporation recorded in Volume 1049 at Page 651 of the Official Records of said county. Said 56.309 acre tract subsequently called 56.309 Acres in conveyance from Notre Dame Investors, Inc. to Lazarus Energy, L.L.C. recorded in Volume 1342 at Page 687 of the Official Public Records and being described by metes and bounds as follows:

BEGINNING at a one-half inch diameter rebar set with cap (B&A) marking the northwest corner of the tract herein described, same being the northwest corner of said 51.30 acre tract, northeast corner of a tract called Tract 2-B (41.245 acres) in Volume 685 at Page 101, lying in the south line of a tract called 7.654 acres in Volume 271 at Page 30, further described as lying in the south line of U.S. Highway No. 87; said point bears N 76° 16’ 00” E, 1495.62 feet from a concrete right of way marker found;

THENCE with a segment of the north line of the tract herein described, same being a segment of the common line of said 51.30 acre tract and said 7.654 acre tract, along a segment of the south line of U.S. Highway 87, N 76° 16’ 00” E, 140.71 feet (called N 76° 16’ E, 140.0 feet – basis of bearing) to a one-half inch diameter rebar set with cap (B&A) marking a north corner of the tract herein described, same being the north corner of said 51.30 acre tract, northwest corner residue called 640 acres in Volume X at Page 136;

THENCE continuing with the north line of the tract herein described, same being the common line of said 51.30 acre tract with that of said residue 640 acre tract and a tract called 1.666 acres in Volume 1030 at Page 772 as follows:

S 13° 27’ 49” E, 208.63 feet (called S 13° 37’ E, 207.4 feet) to a five-eighths inch diameter rebar found near a two way fence corner,

N 76° 26’ 34” E, 368.79 feet (called N 76° 29’ E, 368.4 feet) to a one-half inch diameter rebar set with cap (B&A),

N 76° 28’ 28” E, 31.40 feet (called N 76° 49’ E, 31.4 feet) to a five-eighths inch diameter rebar found near a two way fence corner,

S 13° 55’ 25” E, 238.17 feet (called S 14° 00’ E, 238.0 feet) to a five-eighths inch diameter rebar found marking a re-entrant corner of the tract herein described, same being the southwest corner of said residue 640 acre tract,

N 76° 06’ 05” E, at 386.77 feet a one inch diameter iron pipe found and at, 388.52, (N 76° 16’ E, 388.1 feet) to a one-half inch diameter rebar set with cap (B&A) marking a re-entrant corner of the tract herein described, same being the southeast corner of said residue 640 acre tract and

N 13° 36’ 45” W, at 1.84 feet a one inch diameter iron pipe found and at 446.92 feet (called N 13° 37’ W, 447.1 feet) to a one-half inch diameter rebar found marking a north corner of the tract herein described, same being the northeast corner of said 1.666 acre tract, lying in the south line of said 7.654 acre tract, further described as lying in the south line of U.S. Highway 87;

THENCE continuing with the north line of the tract herein described, same being a segment of the common line of said 51.30 acre tract and said 5.000 acre tract with that of said 7.654 acre tract, along a segment of the south line of U.S. Highway 87 as follows:

N 76° 16’ 00” E, 275.15 feet (called N 76° 16’ E, 275.3 feet) to a railroad spike found in asphalt driveway,

N 81° 58’ 38” E, 100.50 feet (called N 82° 12’ E, 99.2 feet) to a one-half inch diameter rebar set with cap (B&A),

N 76° 16’ 00” E, 800.00 feet (called N 76° 14’ E, 800.5 feet) to a one-half inch diameter rebar set with cap (B&A),

N 70° 33’ 22” E, 100.50 feet (called N 70° 43’ E, 101.2 feet) to a concrete right of way marker found broken, and

N 76° 16’ 00” E, 464.56 feet (in total called No record call, and N 75° 02’ 04” E, 278 feet) to a one-half inch diameter rebar set with cap (B&A) marking the northeast corner of the tract herein described, same being the northeast corner of said 5.000 acre tract, lying in the south line of said 7.654 acre tract, being the northwest corner of a tract called 200.008 acres in Volume 691 at Page 41; said point bears S 76° 16’ 00” W, 278.37 feet from an iron pipe found;

THENCE with the east line of the tract herein described, same being a segment of the common line of said 5.000 acre tract and said 51.30 acre tract with that of said 200.008 acre tract as follows: S 13° 43’ 44” E, 783.78 feet (called S 15° 01’ E, 783.5 feet) to a five-eighths inch diameter rebar found near a two way fence corner marking the east most southeast corner of the tract herein described, same being the southeast corner of said 5.000 acre tract, re-entrant corner of said 200.008 acre tract,

S 76° 16’ 39” W, 277.87 feet (called S 75° 02’ 04” W, 278 feet) to a five-eighths inch diameter rebar found marking a re-entrant corner of the tract herein described, same being the southwest corner of said 5.000 acre tract, lying in the east line of said 51.30 acre tract and being a north corner of said 200.008 acre tract, and

S 13° 24’ 23” E, 261.29 feet (called S 13° 24’ E, 261.7 feet) to a four inch diameter iron pipe post fence corner marking the south most southeast corner of the tract herein described, same being the southeast corner of said 51.30 acre tract and re-entrant corner of said 200.008 acre tract;

THENCE with the south line of the tract herein described, same being a segment of the common line of said 51.30 acre tract and said 200.008 acre tract as follows:

S 76° 08’ 20” W, 768.00 feet (called S 76° 10’ W, 768.0 feet) to a one-half inch diameter rebar set with cap (B&A), and

S 76° 15’ 20” W, 1619.78 feet (called S 76° 17’ W, 1619.8 feet) to a five-eighths inch diameter rebar found near a three way fence corner marking the southwest corner of the tract herein described, same being the southwest corner of said 51.30 acre tract, lying in the north line of said 200.008 acre tract and being the southeast corner of said 41.245 acre tract;

THENCE with the west line of the tract herein described, same being the common line of said 51.30 acre tract and said 41.245 acre tract as follows:

N 13° 57’ 38” W, 223.50 feet (called N 13° 55’ W, 223.5 feet) to a one-half inch diameter rebar set with cap (B&A),

N 13° 53’ 37” W, 373.70 feet (called N 13° 51’ W, 373.7 feet) to a fence post, and

N 13° 49’ 38” W, 449.84 feet (called N 13° 47’ W, 448.8 feet) to the PLACE OF BEGINNING and containing 56.309 ACRES OF LAND.